UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 21, 2025

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a.)Not applicable.

(b.)Not applicable.

(c.)Not applicable.

(d.)Not applicable.

(e.)On July 21, 2025, the Board of Home Bank, N. A. ("the Bank") entered into salary continuation agreements with Ms. Lemoine and Messrs. Herpin and Zollinger. The agreements provide the executive officers a retirement benefit equal to $125,000 per year if she/he remains employed until age 67, payable in equal monthly installments for a period of 10 years. The retirement benefit vest based on Ms. Lemoine and Messrs. Herpin and Zollinger's most recent appointment date as a senior executive officer, with 10% of benefits vesting for ten years. In the event of early retirement, the Bank will pay the senior executive officer her/his vested benefits in a lump sum on the first day of the month following her/his separation from service. If the executive has a separation from service within three months prior to or 12 months following a change in control of the Bank prior to reaching age 65, the Bank shall pay her/him an amount equal to the greater of (i) his accrued benefits as of the end of the year immediately preceding the separation from service or (ii) $300,000. This amount will be paid in a lump sum on the first day of the month following the separation from service.

The terms of the salary continuation agreements with Ms. Lemoine and Messrs. Herpin and Zollinger are substantially identical to the existing salary continuation agreements with the Bank's other senior executive vice presidents except for the retirement age and vesting schedule.

The foregoing description is qualified in its entirety by reference to the full text of each of the agreements, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

(f.)Not applicable.

Item 9.01	Financial Statements and Exhibits

(a)Not applicable.

(b)Not applicable.

(c)Not applicable.

(d)Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Salary Continuation Agreement - Mark C. Herpin
10.2	Salary Continuation Agreement - Natalie B. Lemoine
10.3	Salary Continuation Agreement - John J. Zollinger, IV
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: July 23, 2025	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer